Summary of significant transactions	12 Months Ended
Dec. 31, 2024
Summary of significant transactions
Summary Of Significant Transaction [Text Block]

2. Summary of significant transactions

TRANSFER OF JYSELECA® BUSINESS TO ALFASIGMA

On January 31, 2024, we successfully completed the transaction with Alfasigma for the transfer of the Jyseleca® business. The transfer included the European and UK Marketing Authorizations, and the commercial, medical affairs and development activities for Jyseleca®. In connection with the completion of the transaction, approximately 400 of our positions in 14 European countries transferred to Alfasigma to support business continuity and ongoing patient access for the Jyseleca® business. We received a €50 million upfront payment plus €9.8 million for cash and working capital. We are entitled to potential future sales-based milestone payments totaling €120 million and mid-single to mid-double-digit earn-outs on European sales.

We already contributed €15 million to Alfasigma for Jyseleca® related development activities and will still contribute €25 million by June 2025.

As part of the transaction, the amended Filgotinib Agreement between us and Gilead has been assigned by us to Alfasigma and led to the full recognition in revenue of the remaining deferred income related to filgotinib. Only our right to receive royalties from Gilead on net sales in the Gilead Territory under a separate agreement between Gilead and us entered into in October 2023, has not been transferred.

On January 31, 2024, we also signed a transition agreement with Alfasigma enacting the responsibilities and services that will be provided by the parties during a transition period for the transfer of the business. The gradual transfer of our remaining inventories to Alfasigma is also governed by this agreement.

We refer to note 5 for more details on the discontinued operations.

GILEAD COLLABORATION AGREEMENT

On July 14, 2019, we and Gilead announced that we entered into a 10-year global research and development collaboration. Through this agreement, Gilead gained exclusive access to our innovative portfolio of compounds, including clinical and preclinical programs and a proven drug discovery platform. At inception of this collaboration in 2019, we received an upfront payment €3,569.8 million ($3.95 billion) and a €960.1 million ($1.1 billion) equity investment from Gilead.

We identified the following three performance obligations as part of this collaboration: (i) the transfer of an extended license on ziritaxestat GLPG1690 (this performance obligation was satisfied completely in 2019), (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 on the global development activities of filgotinib, as a result of the revised license and collaboration agreement.

In the years thereafter (2020-2024), the collaboration agreement relating to filgotinib was restated several times (see further in this chapter).

We however retained the following performance obligations, (i) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (ii) an increased cost share from 20/80 to 50/50 to 100/0 (for certain agreed activities (Group A activities, as defined below) until the end of the third quarter of 2023, and to 100/0 since then of the costs on the global development activities of filgotinib going forward.

This second performance obligation was transferred to Alfasigma on January 31, 2024, when we closed the transaction for the transfer of the Jyseleca® business to Alfasigma and the (amended and restated) collaboration agreement relating to filgotinib was assigned to Alfasigma as a consequence thereof.

On January 8, 2025, we announced an intended separation into two entities, in which we would spin out a newly incorporated company (to be named at a later date, hereinafter “SpinCo”, which was incorporated on February 14, 2025), which would focus on building a pipeline of innovative medicines through transformational transactions. We, Galapagos, would continue to advance our global cell therapy leadership in addressing high unmet medical needs in oncology. In the framework of the separation, we and Gilead have agreed to amend the existing arrangements between us, as further described below. This is considered as a non-adjusting subsequent event for our consolidated financial statements for the year ended December 31, 2024.

Terms of the collaboration relating to our drug discovery platform

Under the option, license and collaboration agreement, we would continue to lead and fund all discovery and development of our programs until the end of the relevant Phase 2 clinical trials. After the completion of a qualifying Phase 2 study (or, in certain circumstances, the first Phase 3 study), Gilead would have the option to acquire an exclusive commercial license to that program in all countries outside of Europe. If an option would be exercised, Gilead and we would co-develop the compound and share costs equally. Gilead would maintain option rights to our programs through the 10-year term of the collaboration. For all programs resulting from the collaboration (other than GLPG1972 and GLPG1690), Gilead would make a $150 million opt-in payment per program and would owe no subsequent milestones. We would receive tiered royalties ranging from 20 – 24% on net sales of all our products licensed by Gilead in countries outside Europe as part of the agreement. For GLPG1972, Gilead declined to exercise its option under the collaboration agreement in November 2020. In February 2021, the development of GLPG1690 (ziritaxestat) was discontinued.

In January 2025, we agreed with Gilead in the framework of this intended separation, that we will assign the option, license and collaboration agreement to the newly formed SpinCo as of the effective date of the separation. As of the separation, we will be released from the collaboration and will have full global development and commercialization rights to our pipeline, which will no longer be subject to Gilead’s opt-in rights under the option, license and collaboration agreement, subject to payment of single digit royalties to Gilead on net sales of certain products. The applicable royalty rates will be subject to customary step-downs and adjustments, such as reductions where there is no patent protection, no regulatory exclusivity, or in the presence of generic competition. The royalty term will continue until the later of the expiration of the last Galapagos patent covering the product, the expiration of regulatory exclusivity, or twenty years after the separation date.

In the framework of this intended separation, Gilead has furthermore agreed to waive its rights under the option, license and collaboration agreement with respect to all of Galapagos' and its affiliates' small molecule research and development activities and programs. This waiver allows us to wind down, license, divest, partner, or take other similar actions in respect of the small molecule programs without Gilead’s consent or veto. Gilead will not receive any royalties, proceeds, payments, or other consideration arising from these actions.

Revised filgotinib collaboration

Since the revised agreement of December 2020, we assumed all development, manufacturing, commercialization and certain other rights for filgotinib in Europe. Since January 1, 2021, we bear the full future development costs for certain studies (defined as “Group A activities”), in lieu of the equal cost split contemplated by the previous agreement. The 50/50 global development cost sharing arrangement continued for certain other studies. All commercial economics on filgotinib in Europe were transferred to us as of January 1, 2022, subject to payment of tiered royalties of 8% to 15% of net sales in Europe to Gilead, starting in 2024. In connection with all the amendments to the existing arrangement for the commercialization and development of filgotinib, Gilead paid us €172.6 million in total in previous years.

Since the amendment of December 2020, we are also no longer eligible to receive any future milestone payments relating to filgotinib in Europe. Other terms of the original license agreement remained in effect.

On October 30, 2023, we and Gilead agreed to amend the Filgotinib Agreement by terminating the existing 50/50 global development cost sharing arrangement with us bearing the costs going forward, and to terminate our obligation to pay tiered royalties to Gilead on net sales of Jyseleca® in Europe, in addition to other amendments.

Effective January 31, 2024, following the closing of the transaction between us and Alfasigma for the transfer of the Jyseleca® business, we assigned our rights and obligations under the filgotinib collaboration to Alfasigma, except for our right to receive royalties from Gilead on net sales in the Gilead Territory under a separate agreement between Gilead and us entered into in October 2023.

Gilead remains responsible for commercial activities outside of Europe.

Terms of the equity investment

As part of the research and development collaboration of 2019 Gilead also entered into a share subscription agreement with us. Gilead’s equity investment consisted of a subscription for new Galapagos shares. This equity subscription took place at closing of the transaction, on August 23, 2019 and increased Gilead’s stake in Galapagos from approximately 12.3% to 22.04% of the then issued and outstanding shares in Galapagos.

In addition, the Extraordinary General Meeting of shareholders of October 22, 2019 approved the issuance of Warrant A and initial Warrant B allowing Gilead to further increase its ownership of Galapagos to up to 29.9% of the company’s issued and outstanding shares. On November 6, 2019, Gilead exercised Warrant A and increased its ownership in Galapagos to 25.10% of the then outstanding shares. The initial Warrant B had a term of five years and an exercise price per share equal to the greater of (i) 120% multiplied by the arithmetic mean of the 30-day daily volume weighted average trading price of Galapagos’ shares as traded on Euronext Brussels and Euronext Amsterdam, and (ii) €140.59, and expired on August 23, 2024. Subsequent Warrant B was approved by the Extraordinary General Meeting of Shareholders of April 30, 2024. This warrant has substantially similar terms, including as to exercise price, to the initial Warrant B. This subsequent Warrant B will expire five years after the date that the warrant is issued. On December 31, 2024 the value of the subsequent Warrant B amounted to €0.01 million.

Gilead’s ownership amounted to 25.35% at December 31, 2024.

In January 2025, we agreed with Gilead to amend the share subscription agreement in the framework of the intended separation, whereby the share subscription agreement, as amended, will be assigned to the newly formed SpinCo as of the effective date of the separation.

At the time of separation, Gilead will hold approximately 25% of the outstanding shares in both Galapagos and SpinCo. A lock-up will apply to the shares of Gilead in Galapagos until the earlier of: (x) the termination of the separation agreement, the failure to satisfy the conditions precedent by December 31, 2025 or such other date as the parties may agree in writing (the “Long Stop Date”), or the separation having not occurred by the Long Stop Date, (y) the date that is six months after the completion of a qualifying equity financing by Galapagos, or (z) March 31, 2027. A lock-up will also apply to the shares of Gilead in SpinCo until six months following the separation. Each lock-up is subject to certain customary exceptions and early termination provisions.The outstanding warrant held by Gilead that was issued on April 30, 2024 will be adjusted at the occasion of the separation, and split into a warrant for Galapagos shares and a warrant for SpinCo shares.

Evolution of the total transaction price

The transaction price is currently composed of a fixed part, being non-refundable upfront and license fees and a variable part, being milestone payments, sales based milestones and sales based royalties, and cost reimbursements for R&D activities delivered. Milestone payments are included in the transaction price of the arrangement to the extent that it is highly probable that a significant reversal of revenue will not occur. Milestone payments received from Gilead are recognized in revenue over time till the end of the development plan. Sales based milestones and sales based royalties are also part of the arrangement and are recognized as revenues at a point in time at the moment they occur.

The €4.0 billion “upfront consideration” per December 31, 2023 originates from our initial filgotinib agreement with Gilead of 2015 (€275.6 million), €3.6 billion from the initial allocation of the total upfront consideration received through the 2019 collaboration (see beginning of this section) and €172.6 million resulting from amendments to our filgotinib collaboration in 2020 (€160.0 million) and to the Diversity study in 2021 (€12.6 million). We refer to our previous years financial statements for more detailed information.

The below table summarizes the changes in the transaction price during 2024 of our collaboration with Gilead:

	December 31, 2022	Other movements in 2023	December 31, 2023	Other movements in 2024	December 31, 2024

	(Euro, in thousands)
Upfront consideration	€4,018,016		€4,018,016		€4,018,016
Milestones achieved	212,601		212,601		212,601
Royalties	30,710	€9,466	40,176	€10,604	50,780
Impact initial valuation of share subscription	124,604		124,604		124,604
	4,385,931	9,466	4,395,397	10,604	4,406,001
Less:
Warrants issuance liabilities
Warrant A	(43,311)		(43,311)		(43,311)
Initial Warrant B	(2,545)		(2,545)		(2,545)
Subsequent Warrant B	(728)	674	(54)	45	(9)
	4,339,347	10,140	4,349,487	10,649	4,360,136
Allocation to performance obligations
Ziritaxestat	666,967		666,967		666,967
Filgotinib (1)	1,372,178	9,466	1,381,644	10,604	1,392,248
Drug discovery platform (10 years)	€2,300,203	€674	€2,300,876	€45	€2,300,921

(1) With regard to the additional consideration received as a result of the Option, License and Collaboration agreement (July 14, 2019) allocated to the filgotinib performance obligation, we assumed the existence of a significant financing component estimated to €44.5 million as of December 31, 2019 reflecting the time value of money on the estimated recognition period. This financing component was reassessed to €58.7 million on December 31, 2022, to €39.8 million on December 31, 2023 and to €39.3 million on January 31, 2024, the date of the transfer of the contract to Alfasigma.

CLINICAL COLLABORATION AGREEMENT WITH ADAPTIMMUNE

On May 30, 2024, we entered into a clinical collaboration agreement with an option to exclusively license Adaptimmune’s next-generation TCR T-cell therapy (uza-cel) targeting MAGE-A4 for head & neck cancer and potential future solid tumor indications, using our decentralized cell manufacturing platform. Under the terms of the Collaboration and Exclusive License Agreement, we paid an upfront exclusivity payment of $70.0 million and $15.0 million in R&D funding to Adaptimmune at signing of the collaboration agreement on May 30, 2024. A further $15.0 million in R&D funding will follow subject to the start of dosing in the proof-of-concept trial. Adaptimmune will be responsible for the clinical proof-of-concept trial in head & neck cancer and the supply of the vector for the manufacturing of uza-cel. We will be responsible for the delivery of fresh uza-cel product for the head & neck cancer proof-of-concept trial using our innovative, decentralized cell therapy manufacturing platform.

We capitalized the $70.0 million as intangible asset and amortize it over the expected exclusivity period. The $15.0 million has been recognized as deferred expense and will gradually be released in R&D expenses over the R&D period.